Exhibit 99.2

Supplemental Financial Information

Second Quarter 2025

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, financial analysis, and key statistics	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Corporate & Other Distributed Products segment - financial results	13
Investment portfolio	14-16
Five-year historical key statistics	17

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2024.

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Preface	PRIMERICA, INC. Financial Supplement

Second Quarter 2025

This document is a financial supplement to our first quarter 2024 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements for continuing operations and adjusted for three different purposes, as follows:

•Operating adjustments exclude the impact of investment gains/losses, including credit impairments and mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. Operating adjustments also exclude the gain recognized for insurance proceeds from a Representation and Warranty insurance policy purchased in connection with the 2021 acquisition of e-TeleQuote Insurance, Inc. and subsidiaries (e-TeleQuote). We exclude this as it represents a non-recurring item that causes incomparability in the Company’s results. Operating adjustments also exclude corporate restructuring and related charges associated with the decision to exit the senior health business. We exclude these charges as they are not useful in evaluating the Company’s ongoing operations. Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments and the valuation allowance recognized for e-TeleQuote's state net operating losses (NOLs). We exclude these items from our non-GAAP financial measures as they represent the tax effect of pre-tax operating adjustments and/or non-recurring items that will cause incomparability between period-over-period results.

•Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

•IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

In the second quarter of 2025, we discovered that a correction was needed to our methodology for presenting outflows and calculating the change in market value for Canadian mutual fund assets included in our consolidated client asset rollforward statistical data. The correction had no impact on our financial statements, ISP product sales, nor the average and ending client asset values during the relevant periods. In addition, we have assessed the qualitative impact of making this correction as immaterial, most notably due to the immaterial impact that higher projections of future client asset outflows would have on future earnings estimates. We have restated outflows, net flows, and change in market value in our rollforward of client asset value statistics back to 2023 as shown below:

Rollforward of investment and savings products client asset values
($ in millions)
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025
Revised Calculations
Client asset values, beginning of period ($mills)	$83,949	$87,621	$91,646	$88,441	$83,949	$96,735	$103,340	$105,112	$111,247	$96,735	$112,081
Inflows	2,300	2,382	2,174	2,356	9,212	2,770	3,083	2,905	3,321	12,079	3,559
Outflows (1)	(1,841)	(2,033)	(2,134)	(2,345)	(8,354)	(2,694)	(2,856)	(2,650)	(2,804)	(11,005)	(3,017)
Net flows	459	349	40	10	858	76	227	255	517	1,074	542
Foreign currency impact, net	16	315	(303)	344	372	(392)	(163)	203	(1,022)	(1,374)	(12)
Change in market value, net and other (2)	3,198	3,361	(2,942)	7,939	11,556	6,921	1,708	5,676	1,340	15,646	(2,703)
Client asset values, end of period	$87,621	$91,646	$88,441	$96,735	$96,735	$103,340	$105,112	$111,247	$112,081	$112,081	$109,908

Prior Calculation
Client asset values, beginning of period ($mills)	$83,949	$87,621	$91,646	$88,441	$83,949	$96,735	$103,340	$105,112	$111,247	$96,735	$112,081
Inflows	2,300	2,382	2,174	2,356	9,212	2,770	3,083	2,905	3,321	12,079	3,559
Outflows (1)	(1,658)	(1,839)	(1,982)	(2,184)	(7,663)	(2,497)	(2,660)	(2,461)	(2,590)	(10,207)	(2,721)
Net flows	642	542	192	172	1,549	274	423	444	731	1,872	839
Foreign currency impact, net	16	315	(303)	344	372	(392)	(163)	203	(1,022)	(1,374)	(12)
Change in market value, net and other (2)	3,014	3,168	(3,094)	7,777	10,865	6,724	1,512	5,487	1,126	14,848	(3,000)
Client asset values, end of period	$87,621	$91,646	$88,441	$96,735	$96,735	$103,340	$105,112	$111,247	$112,081	$112,081	$109,908

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications, primarily related to the presentation of the senior health business’ results of operations as discontinued operations on the Company’s statements of income. However, balance sheet amounts have not been restated for prior periods to separately present the assets and liabilities related to discontinued operations, which primarily included goodwill, other assets and income taxes. These reclassifications had no impact on net income or total stockholders’ equity.

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Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,456,543	$3,502,298	$3,629,584	$3,714,983	$3,784,534	$3,798,697
Securities held to maturity	1,376,400	1,353,370	1,330,430	1,303,880	1,285,340	1,258,800
Total investments and cash	4,832,943	4,855,668	4,960,014	5,018,863	5,069,874	5,057,497
Reinsurance recoverables	2,920,417	2,833,055	2,873,528	2,744,165	2,722,544	2,698,144
Deferred policy acquisition costs	3,503,940	3,566,126	3,636,964	3,680,430	3,742,693	3,817,119
Goodwill	127,707	—	—	—	—	—
Other assets	1,189,436	1,056,890	943,524	929,277	935,802	938,583
Separate account assets	2,334,911	2,253,966	2,401,137	2,209,287	2,118,098	2,318,492
Total assets	$14,909,354	$14,565,704	$14,815,167	$14,582,022	$14,589,010	$14,829,834

Liabilities:
Future policy benefits	$6,548,050	$6,436,332	$6,919,418	$6,503,064	$6,637,937	$6,719,044
Other policy liabilities	954,350	908,419	911,485	906,280	907,038	906,558
Other liabilities	839,550	807,108	626,663	720,248	692,224	641,378
Debt obligations	593,909	594,110	594,311	594,512	594,713	594,913
Surplus note	1,376,028	1,353,014	1,330,090	1,303,556	1,285,032	1,258,508
Payable under securities lending	76,648	90,995	85,236	86,034	97,560	83,425
Separate account liabilities	2,334,911	2,253,966	2,401,137	2,209,287	2,118,098	2,318,492
Total liabilities	12,723,446	12,443,945	12,868,340	12,322,981	12,332,601	12,522,318

Stockholders’ equity:
Common stock ($0.01 par value) (1)	346	340	335	334	330	325
Paid-in capital	—	—	—	—	—	—
Retained earnings	2,285,944	2,122,839	2,132,015	2,231,483	2,253,435	2,270,996
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(181,537)	(187,346)	(103,510)	(162,842)	(133,764)	(124,629)
Effect of change in discount rate assumptions on the liability for future policy benefits	92,853	201,441	(71,241)	224,833	171,599	174,626
Cumulative translation adjustment	(11,698)	(15,514)	(10,771)	(34,767)	(35,191)	(13,803)
Total stockholders’ equity	2,185,908	2,121,759	1,946,827	2,259,041	2,256,409	2,307,516
Total liabilities and stockholders' equity	$14,909,354	$14,565,704	$14,815,167	$14,582,022	$14,589,010	$14,829,834

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$2,185,908	$2,121,759	$1,946,827	$2,259,041	$2,256,409	$2,307,516
Less: Net unrealized gains (losses)	(181,537)	(187,346)	(103,510)	(162,842)	(133,764)	(124,629)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	92,853	201,441	(71,241)	224,833	171,599	174,626
Adjusted stockholders’ equity	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574	$2,257,519

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,275,062	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574
Net Income	137,904	1,171	164,373	167,071	169,051	178,344
Shareholder dividends	(26,256)	(25,835)	(30,515)	(30,207)	(34,736)	(34,209)
Retirement of shares and warrants	(116,563)	(142,744)	(129,672)	(45,703)	(126,637)	(129,124)
Net foreign currency translation adjustment	(9,463)	(3,817)	4,744	(23,996)	(424)	21,388
Other, net	13,909	4,297	4,986	8,307	14,270	2,546
Balance, end of period	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574	$2,257,519

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,447,234	$3,503,940	$3,566,126	$3,636,964	$3,680,430	$3,742,693
General expenses deferred	11,156	11,235	11,424	10,805	10,883	11,605
Commission costs deferred	125,811	127,800	130,964	128,734	130,162	126,272
Amortization of deferred policy acquisition costs	(72,049)	(73,643)	(75,539)	(76,905)	(78,550)	(80,043)
Foreign currency impact and other, net	(8,211)	(3,207)	3,988	(19,167)	(232)	16,592
Balance, end of period	$3,503,940	$3,566,126	$3,636,964	$3,680,430	$3,742,693	$3,817,119

(1)
Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

															YOY Q2							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2024		Q2 2024		Q3 2024		Q4 2024		Q1 2025		Q2 2025		Q3 2025	Q4 2025	$ Change		% Change	YTD 2024		YTD 2025		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	34,882,824		34,383,344		33,834,080		33,481,533		33,292,459		32,870,061				(1,513,283)		-4.4%	34,633,084		33,080,093		(1,552,991)		-4.5%

Net income from continuing operations	$148,414		$209,301		$194,737		$167,678		$169,051		$178,344				$(30,958)		-14.8%	$357,715		$347,395		$(10,320)		-2.9%
Less income attributable to unvested participating securities	(608)		(96)		(704)		(537)		(585)		(572)				(476)		nm	(1,084)		(1,158)		(74)		-6.8%
Net income used in computing basic EPS	$147,806		$209,205		$194,033		$167,141		$168,466		$177,772				$(31,434)		-15.0%	$356,631		$346,237		$(10,394)		-2.9%
Basic earnings per share	$4.24		$6.08		$5.73		$4.99		$5.06		$5.41				$(0.67)		-11.0%	$10.30		$10.47		$0.17		1.7%

Adjusted net operating income	$147,515		$170,964		$193,187		$169,231		$168,068		$180,385				$9,421		5.5%	$318,478		$348,453		$29,974		9.4%
Less operating income attributable to unvested participating securities	(612)		(634)		(719)		(542)		(581)		(579)				55		8.7%	(1,252)		(1,161)		91		7.2%
Adjusted net operating income used in computing basic operating EPS	$146,902		$170,330		$192,467		$168,689		$167,487		$179,806				$9,477		5.6%	$317,226		$347,291		$30,065		9.5%
Basic adjusted operating income per share	$4.21		$4.95		$5.69		$5.04		$5.03		$5.47				$0.52		10.5%	$9.16		$10.50		$1.34		14.6%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	34,882,824		34,383,344		33,834,080		33,481,533		33,292,459		32,870,061				(1,513,283)		-4.4%	34,633,084		33,080,093		(1,552,991)		-4.5%
Dilutive impact of contingently issuable shares	53,938		56,591		56,960		59,672		49,670		41,352				(15,239)		-26.9%	55,265		45,511		(9,754)		-17.6%
Shares used to calculate diluted EPS	34,936,762		34,439,935		33,891,040		33,541,205		33,342,129		32,911,413				(1,528,522)		-4.4%	34,688,349		33,125,604		(1,562,745)		-4.5%

Net income from continuing operations	$148,414		$209,301		$194,737		$167,678		$169,051		$178,344				$(30,958)		-14.8%	$357,715		$347,395		$(10,320)		-2.9%
Less income attributable to unvested participating securities	(607)		(96)		(703)		(536)		(584)		(571)				(475)		nm	(1,083)		(1,156)		(74)		-6.8%
Net income used in computing diluted EPS	$147,807		$209,205		$194,034		$167,141		$168,467		$177,772				$(31,433)		-15.0%	$356,632		$346,238		$(10,394)		-2.9%
Diluted earnings per share	$4.23		$6.07		$5.72		$4.98		$5.05		$5.40				$(0.67)		-11.0%	$10.28		$10.45		$0.17		1.7%

Adjusted net operating income	$147,515		$170,964		$193,187		$169,231		$168,068		$180,385				$9,421		5.5%	$318,478		$348,453		$29,974		9.4%
Less operating income attributable to unvested participating securities	(612)		(633)		(718)		(542)		(580)		(578)				55		8.7%	(1,250)		(1,160)		90		7.2%
Adjusted net operating income used in computing diluted operating EPS	$146,903		$170,330		$192,468		$168,690		$167,487		$179,807				$9,476		5.6%	$317,228		$347,293		$30,065		9.5%
Diluted adjusted operating income per share	$4.20		$4.95		$5.68		$5.03		$5.02		$5.46				$0.51		10.3%	$9.15		$10.48		$1.33		14.5%

Annualized Return on Equity
Average stockholders' equity	$2,125,938		$2,153,834		$2,034,293		$2,102,934		$2,257,725		$2,281,963				$128,129		5.9%	$2,139,886		$2,269,844		$129,958		6.1%
Average adjusted stockholders' equity	$2,274,827		$2,191,128		$2,114,622		$2,159,315		$2,207,812		$2,238,047				$46,918		2.1%	$2,232,978		$2,222,929		$(10,048)		-0.4%

Net income from continuing ops return on stockholders' equity	27.9%		38.9%		38.3%		31.9%		30.0%		31.3%				-7.6%		nm	33.4%		30.6%		-2.8%		nm
Net income from continuing ops return on adjusted stockholders' equity	26.1%		38.2%		36.8%		31.1%		30.6%		31.9%				-6.3%		nm	32.0%		31.3%		-0.8%		nm

Adjusted net operating income return on adjusted stockholders' equity	25.9%		31.2%		36.5%		31.3%		30.4%		32.2%				1.0%		nm	28.5%		31.4%		2.8%		nm

Capital Structure
Debt-to-capital (1)	21.4%		21.9%		23.4%		20.8%		20.9%		20.5%				-1.4%		nm	21.9%		20.5%		-1.4%		nm
Debt-to-capital, excluding AOCI (1)	20.6%		21.9%		21.8%		21.0%		20.9%		20.8%				-1.1%		nm	21.9%		20.8%		-1.1%		nm

Cash and invested assets to stockholders' equity	2.2	x	2.3	x	2.5	x	2.2	x	2.2	x	2.2	x			(0.1	x)	nm	2.3	x	2.2	x	(0.1	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.1	x	2.3	x	2.3	x	2.3	x	2.3	x	2.2	x			(0.1	x)	nm	2.3	x	2.2	x	(0.1	x)	nm

Share count, end of period (2)	34,609,005		33,993,897		33,508,129		33,367,737		33,022,554		32,545,209				(1,448,688)		-4.3%	33,993,897		32,545,209		(1,448,688)		-4.3%
Adjusted stockholders' equity per share	$65.72		$62.00		$63.32		$65.84		$67.18		$69.37				$7.36		11.9%	$62.00		$69.37		$7.36		11.9%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1				na		na	na		na		na		na
S&P	AA-		AA-		AA-		AA-		AA-		AA-				na		na	na		na		na		na
A.M. Best	A+		A+		A+		A+		A+		A+				na		na	na		na		na		na

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1				na		na	na		na		na		na
S&P	A-		A-		A-		A-		A-		A-				na		na	na		na		na		na
A.M. Best	a-		a-		a-		a-		a-		a-				na		na	na		na		na		na

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, which excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Statements of Income
Revenues:
Direct premiums	$841,046	$845,358	$852,452	$854,748	$858,845	$866,254			$20,896	2.5%	$1,686,404	$1,725,099	$38,695	2.3%
Ceded premiums	(409,764)	(427,561)	(412,645)	(414,463)	(410,521)	(433,408)			(5,847)	-1.4%	(837,325)	(843,930)	(6,605)	-0.8%
Net premiums	431,283	417,797	439,807	440,285	448,323	432,846			15,049	3.6%	849,079	881,169	32,090	3.8%
Net investment income	37,806	38,452	41,109	38,134	41,671	40,928			2,476	6.4%	76,258	82,599	6,341	8.3%
Commissions and fees:
Sales-based (1)	88,746	101,178	96,269	108,240	111,270	115,933			14,756	14.6%	189,924	227,204	37,280	19.6%
Asset-based (2)	128,532	132,765	142,051	150,208	152,014	154,735			21,970	16.5%	261,297	306,749	45,452	17.4%
Account-based (3)	23,180	23,740	24,107	24,245	24,195	24,394			654	2.8%	46,919	48,588	1,669	3.6%
Other commissions and fees	8,487	10,511	9,474	11,158	9,477	10,970			459	4.4%	18,998	20,448	1,450	7.6%
Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)			(2,767)	nm	1,206	(2,109)	(3,315)	nm
Other, net	16,611	66,612	19,103	17,020	17,135	16,394			(50,218)	-75.4%	83,223	33,529	(49,694)	-59.7%
Total revenues	735,950	790,955	774,129	788,110	804,843	793,334			2,379	0.3%	1,526,904	1,598,177	71,273	4.7%
Benefits and expenses:
Benefits and claims	166,321	150,030	164,363	167,449	174,862	152,494			2,464	1.6%	316,351	327,355	11,005	3.5%
Future policy benefits remeasurement (gain)/loss	55	(4,329)	(23,019)	1,374	(3,273)	(5,895)			(1,566)	-36.2%	(4,274)	(9,168)	(4,894)	-114.5%
Amortization of DAC	72,049	73,643	75,539	76,905	78,550	80,043			6,400	8.7%	145,692	158,592	12,900	8.9%
Insurance commissions	9,634	7,399	7,180	7,795	6,124	5,751			(1,649)	-22.3%	17,033	11,875	(5,158)	-30.3%
Insurance expenses	63,149	62,685	63,529	66,256	64,805	64,362			1,678	2.7%	125,834	129,168	3,334	2.6%
Sales commissions:
Sales-based (1)	62,814	70,509	66,333	75,926	77,267	82,935			12,427	17.6%	133,322	160,202	26,880	20.2%
Asset-based (2)	64,208	66,525	71,012	76,298	76,246	78,010			11,485	17.3%	130,733	154,256	23,523	18.0%
Other sales commissions	4,117	5,120	4,909	5,479	4,605	5,346			225	4.4%	9,237	9,951	714	7.7%
Interest expense	6,771	6,099	6,093	6,070	6,004	6,000			(99)	-1.6%	12,870	12,005	(866)	-6.7%
Other operating expenses	93,443	80,506	83,612	86,046	98,338	89,792			9,286	11.5%	173,949	188,130	14,181	8.2%
Total benefits and expenses	542,561	518,186	519,551	569,598	583,528	558,838			40,652	7.8%	1,060,747	1,142,366	81,619	7.7%
Income from continuing operations before income taxes	193,389	272,769	254,578	218,512	221,315	234,496			(38,272)	-14.0%	466,157	455,811	(10,346)	-2.2%
Income taxes	44,975	63,467	59,841	50,835	52,264	56,153			(7,315)	-11.5%	108,442	108,417	(26)	nm
Net Income from continuing operations	148,414	209,301	194,737	167,678	169,051	178,344			(30,958)	-14.8%	357,715	347,395	(10,320)	-2.9%
Net Loss from discontinued operations net of tax	(10,510)	(208,131)	(30,364)	(606)	—	—			208,131	100.0%	(218,641)	—	218,641	100.0%
Net Income	$137,904	$1,171	$164,373	$167,071	$169,051	$178,344			$177,173	nm	$139,074	$347,395	$208,320	149.8%

Income from Continuing Operations Before Income Taxes by Segment

Term Life Insurance	$138,367	$147,780	$178,353	$139,541	$146,785	$155,012			$7,232	4.9%	$286,147	$301,798	$15,650	5.5%
Investment & Savings Products	65,563	74,783	79,912	81,988	81,270	79,420			4,638	6.2%	140,346	160,691	20,345	14.5%
Corporate & Other Distributed Products	(10,542)	50,206	(3,687)	(3,017)	(6,741)	64			(50,142)	-99.9%	39,664	(6,677)	(46,342)	-116.8%
Income before income taxes	$193,389	$272,769	$254,578	$218,512	$221,315	$234,496			$(38,272)	-14.0%	$466,157	$455,811	$(10,346)	-2.2%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.

6 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Reconciliation from Term Life Insurance Direct Premiums to Term Life Insurance Adjusted Direct Premiums
Term Life Insurance direct premiums	$836,321	$840,668	$847,626	$850,667	$854,430	$861,919			$21,251	2.5%	$1,676,989	$1,716,350	$39,361	2.3%
Less: Premiums ceded to IPO Coinsurers	206,502	201,566	198,726	195,039	191,477	187,988			(13,578)	-6.7%	408,068	379,465	(28,603)	-7.0%
Term Life Insurance adjusted direct premiums	$629,819	$639,102	$648,900	$655,628	$662,953	$673,931			$34,829	5.4%	$1,268,921	$1,336,884	$67,964	5.4%

Reconciliation from Term Life Insurance Ceded Premiums to Term Life Insurance Other Ceded Premiums
Term Life Insurance ceded premiums	$(408,558)	$(426,348)	$(411,526)	$(412,916)	$(409,334)	$(432,306)			$(5,958)	-1.4%	$(834,906)	$(841,640)	$(6,734)	-0.8%
Less: Premiums ceded to IPO Coinsurers	(206,502)	(201,566)	(198,726)	(195,039)	(191,477)	(187,988)			13,578	6.7%	(408,068)	(379,465)	28,603	7.0%
Term Life Insurance other ceded premiums	$(202,056)	$(224,782)	$(212,800)	$(217,876)	$(217,857)	$(244,318)			$(19,536)	-8.7%	$(426,838)	$(462,175)	$(35,337)	-8.3%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$37,806	$38,452	$41,109	$38,134	$41,671	$40,928			$2,476	6.4%	$76,258	$82,599	$6,341	8.3%
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182			nm	nm	52	712	nm	nm
Adjusted net investment income	$37,943	$38,263	$39,279	$38,980	$41,141	$40,746			$2,484	6.5%	$76,206	$81,887	$5,681	7.5%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$93,443	$80,506	$83,612	$86,046	$98,338	$89,792			$9,286	11.5%	$173,949	$188,130	$14,181	8.2%
Less: Restructuring costs	—	824	2,013	—	—	—			nm	nm	824	—	nm	nm
Adjusted other operating expenses	$93,443	$79,682	$81,599	$86,046	$98,338	$89,792			$10,110	12.7%	$173,125	$188,130	$15,005	8.7%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$735,950	$790,955	$774,129	$788,110	$804,843	$793,334			$2,379	0.3%	$1,526,904	$1,598,177	$71,273	4.7%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)			nm	nm	1,206	(2,109)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182			nm	nm	52	712	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—			nm	nm	50,000	—	nm	nm
Adjusted operating revenues	$734,781	$740,865	$770,089	$790,135	$803,556	$796,018			$55,153	7.4%	$1,475,646	$1,599,574	$123,928	8.4%

Reconciliation from Income from Continuing Operations Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income from continuing operations before income taxes	$193,389	$272,769	$254,578	$218,512	$221,315	$234,496			$(38,272)	-14.0%	$466,157	$455,811	$(10,346)	-2.2%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)			nm	nm	1,206	(2,109)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182			nm	nm	52	712	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—			nm	nm	50,000	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—	—			nm	nm	(824)	—	nm	nm
Adjusted operating income before income taxes	$192,220	$223,503	$252,552	$220,537	$220,028	$237,181			$13,678	6.1%	$415,723	$457,208	$41,485	10.0%

Reconciliation from Net Income from Continuing Operations to Adjusted Net Operating Income
Net income from continuing operations	$148,414	$209,301	$194,737	$167,678	$169,051	$178,344			$(30,958)	-14.8%	$357,715	$347,395	$(10,320)	-2.9%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)			nm	nm	1,206	(2,109)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182			nm	nm	52	712	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—			nm	nm	50,000	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—	—			nm	nm	(824)	—	nm	nm
Less: Tax impact of preceding items	(269)	152	(476)	471	(304)	643			nm	nm	(117)	339	nm	nm
Less: Valuation allowance on Senior Health NOLs	—	(11,080)	—	—	—	—			nm	nm	(11,080)	—	nm	nm
Adjusted net operating income	$147,515	$170,964	$193,187	$169,231	$168,068	$180,385			$9,421	5.5%	$318,478	$348,453	$29,974	9.4%

7 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(10,542)	$50,206	$(3,687)	$(3,017)	$(6,741)	$64			$(50,142)	-99.9%	$39,664	$(6,677)	$(46,342)	-116.8%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)			nm	nm	1,206	(2,109)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182			nm	nm	52	712	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—			nm	nm	50,000	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—	—			nm	nm	(824)	—	nm	nm
Adjusted operating income before income taxes	$(11,710)	$940	$(5,713)	$(992)	$(8,028)	$2,748			$1,808	nm	$(10,770)	$(5,280)	$5,490	51.0%

8 of 17

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$836,321	$840,668	$847,626	$850,667	$854,430	$861,919			$21,251	2.5%	$1,676,989	$1,716,350	$39,361	2.3%
Premiums ceded to IPO coinsurers (1)	(206,502)	(201,566)	(198,726)	(195,039)	(191,477)	(187,988)			13,578	6.7%	(408,068)	(379,465)	28,603	7.0%
Adjusted direct premiums (2)	629,819	639,102	648,900	655,628	662,953	673,931			34,829	5.4%	1,268,921	1,336,884	67,964	5.4%
Other ceded premiums (3)	(202,056)	(224,782)	(212,800)	(217,876)	(217,857)	(244,318)			(19,536)	-8.7%	(426,838)	(462,175)	(35,337)	-8.3%
Net premiums	427,762	414,320	436,099	437,752	445,096	429,613			15,293	3.7%	842,083	874,709	32,626	3.9%
Other, net	12,649	12,624	14,206	12,826	12,745	12,221			(403)	-3.2%	25,274	24,966	(307)	-1.2%
Revenues	440,412	426,944	450,305	450,578	457,842	441,834			14,890	3.5%	867,356	899,676	32,319	3.7%

Benefits and expenses:
Benefits and claims	163,847	146,268	160,652	164,588	171,243	148,725			2,457	1.7%	310,115	319,968	9,853	3.2%
Future policy benefits remeasurement (gain)/loss	(319)	(4,280)	(28,203)	1,537	(3,402)	(5,743)			(1,463)	-34.2%	(4,599)	(9,145)	(4,546)	-98.8%
Amortization of DAC	70,491	71,916	73,698	75,383	76,921	78,386			6,471	9.0%	142,407	155,308	12,901	9.1%
Insurance commissions	6,047	3,785	3,410	4,422	2,649	2,238			(1,548)	-40.9%	9,833	4,887	(4,946)	-50.3%
Insurance expenses	61,979	61,476	62,395	65,107	63,645	63,216			1,740	2.8%	123,454	126,861	3,407	2.8%
Benefits and expenses	302,044	279,164	271,952	311,037	311,056	286,821			7,657	2.7%	581,209	597,878	16,669	2.9%
Income before income taxes	$138,367	$147,780	$178,353	$139,541	$146,785	$155,012			$7,232	4.9%	$286,147	$301,798	$15,650	5.5%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$508,687	$517,691	$525,697	$530,867	$538,072	$547,938			$30,247	5.8%	$1,026,378	$1,086,010	$59,632	5.8%
Pre-IPO direct premiums (5)	327,634	322,977	321,929	319,800	316,359	313,981			(8,996)	-2.8%	650,611	630,340	(20,272)	-3.1%
Total direct premiums	$836,321	$840,668	$847,626	$850,667	$854,430	$861,919			$21,251	2.5%	$1,676,989	$1,716,350	$39,361	2.3%

Premiums ceded to IPO coinsurers	$206,502	$201,566	$198,726	$195,039	$191,477	$187,988			$(13,578)	-6.7%	$408,068	$379,465	$(28,603)	-7.0%
% of Pre-IPO direct premiums	63.0%	62.4%	61.7%	61.0%	60.5%	59.9%			nm	nm	62.7%	60.2%	nm	nm

Benefits and claims, net (6)	$365,584	$366,770	$345,249	$384,002	$385,698	$387,300			$20,530	5.6%	$732,353	$772,998	$40,645	5.5%
% of adjusted direct premiums	58.0%	57.4%	53.2%	58.6%	58.2%	57.5%			nm	nm	57.7%	57.8%	nm	nm

DAC amortization & insurance commissions	$76,538	$75,701	$77,108	$79,805	$79,570	$80,624			$4,923	6.5%	$152,239	$160,194	$7,955	5.2%
% of adjusted direct premiums	12.2%	11.8%	11.9%	12.2%	12.0%	12.0%			nm	nm	12.0%	12.0%	nm	nm

Insurance expenses, net (7)	$49,329	$48,851	$48,189	$52,281	$50,900	$50,995			$2,143	4.4%	$98,181	$101,894	$3,714	3.8%
% of adjusted direct premiums	7.8%	7.6%	7.4%	8.0%	7.7%	7.6%			nm	nm	7.7%	7.6%	nm	nm

Total Term Life income before income taxes	$138,367	$147,780	$178,353	$139,541	$146,785	$155,012			$7,232	4.9%	$286,147	$301,798	$15,650	5.5%
Term Life operating margin (8)	22.0%	23.1%	27.5%	21.3%	22.1%	23.0%			nm	nm	22.6%	22.6%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely yearly renewable term.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life Insurance operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 17

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	141,572	142,855	145,789	148,890	151,611	152,167			9,312	6.5%	141,572	151,611	10,039	7.1%
New life-licensed representatives	12,949	14,402	14,349	14,620	12,339	12,903			(1,499)	-10.4%	27,351	25,242	(2,109)	-7.7%
Non-renewal and terminated representatives	(11,666)	(11,468)	(11,248)	(11,899)	(11,783)	(12,478)			(1,010)	-8.8%	(23,134)	(24,261)	(1,127)	-4.9%
Life-insurance licensed sales force, end of period	142,855	145,789	148,890	151,611	152,167	152,592			6,803	4.7%	145,789	152,592	6,803	4.7%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$73.1	$86.7	$80.2	$78.1	$74.4	$78.5			$(8.2)	-9.4%	$159.7	$152.9	$(6.8)	-4.3%
Additions and increases in premium	18.1	19.9	18.8	17.9	18.5	20.2			0.3	1.6%	38.0	38.7	0.7	1.9%
Total estimated annualized issued term life premium	$91.2	$106.5	$99.0	$96.0	$93.0	$98.7			$(7.8)	-7.4%	$197.7	$191.6	$(6.1)	-3.1%

Issued term life policies	86,587	100,768	93,377	89,664	86,415	89,850			(10,918)	-10.8%	187,355	176,265	(11,090)	-5.9%
Estimated average annualized issued term life premium per policy (1)(2)	$844	$860	$859	$871	$861	$874			$14	1.6%	$853	$868	$15	1.8%

Term life face amount in-force, beginning of period ($mills)	$944,609	$947,101	$950,880	$957,811	$953,583	$956,981			$9,881	1.0%	$944,609	$953,583	$8,974	0.9%
Issued term life face amount (3)	28,725	33,155	30,793	29,560	28,455	30,292			(2,863)	-8.6%	61,880	58,747	(3,133)	-5.1%
Terminated term life face amount	(23,323)	(28,241)	(25,264)	(27,045)	(24,979)	(24,795)			3,446	12.2%	(51,564)	(49,775)	1,789	3.5%
Foreign currency impact, net	(2,911)	(1,134)	1,402	(6,744)	(77)	5,834			6,968	nm	(4,046)	5,757	9,802	nm
Term life face amount in-force, end of period	$947,101	$950,880	$957,811	$953,583	$956,981	$968,312			$17,432	1.8%	$950,880	$968,312	$17,432	1.8%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 17

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$88,746	$101,178	$96,269	$108,240	$111,270	$115,933			$14,756	14.6%	$189,924	$227,204	$37,280	19.6%
Asset-based	128,532	132,765	142,051	150,208	152,014	154,735			21,970	16.5%	261,297	306,749	45,452	17.4%
Account-based	23,180	23,740	24,107	24,245	24,195	24,394			654	2.8%	46,919	48,588	1,669	3.6%
Other, net	3,258	3,224	3,646	3,355	3,333	3,236			12	0.4%	6,482	6,568	86	1.3%
Revenues	243,716	260,906	266,073	286,048	290,812	298,297			37,391	14.3%	504,622	589,109	84,487	16.7%

Benefits and expenses:
Amortization of DAC	1,201	1,478	1,540	1,225	1,337	1,368			(110)	-7.4%	2,679	2,705	26	1.0%
Insurance commissions	3,400	3,343	3,499	3,397	3,277	3,468			125	3.7%	6,743	6,745	2	nm
Sales commissions:
Sales-based	62,814	70,509	66,333	75,926	77,267	82,935			12,427	17.6%	133,322	160,202	26,880	20.2%
Asset-based	64,208	66,525	71,012	76,298	76,246	78,010			11,485	17.3%	130,733	154,256	23,523	18.0%
Other operating expenses	46,531	44,269	43,778	47,214	51,414	53,096			8,827	19.9%	90,800	104,510	13,710	15.1%
Benefits and expenses	178,153	186,123	186,161	204,060	209,541	218,877			32,753	17.6%	364,276	428,418	64,142	17.6%
Income before income taxes	$65,563	$74,783	$79,912	$81,988	$81,270	$79,420			$4,638	6.2%	$140,346	$160,691	$20,345	14.5%

Financial Analysis

Fees paid based on client asset values (1)	$9,342	$9,548	$10,156	$11,213	$10,915	$11,404			$1,857	19.4%	$18,890	$22,319	$3,429	18.2%
Fees paid based on fee-generating positions (2)	11,426	10,483	10,392	10,538	12,410	11,015			532	5.1%	21,909	23,425	1,517	6.9%
Other operating expenses	25,763	24,238	23,230	25,463	28,089	30,676			6,438	26.6%	50,001	58,765	8,764	17.5%
Total other operating expenses	$46,531	$44,269	$43,778	$47,214	$51,414	$53,096			$8,827	19.9%	$90,800	$104,510	$13,710	15.1%

Sales-based variable margin as % of revenue-generating sales (3)
U.S.	1.25%	1.33%	1.37%	1.35%	1.37%	1.29%			nm	nm	1.29%	1.33%	nm	nm
Canada	0.48%	0.37%	0.34%	0.31%	0.35%	0.35%			nm	nm	0.43%	0.35%	nm	nm
Total	1.19%	1.27%	1.31%	1.27%	1.28%	1.23%			nm	nm	1.23%	1.26%	nm	nm

Asset-based variable margin as % of average asset values (4)
U.S.	0.041%	0.041%	0.042%	0.042%	0.043%	0.043%			nm	nm	0.082%	0.086%	nm	nm
Canada	0.104%	0.104%	0.109%	0.109%	0.113%	0.109%			nm	nm	0.208%	0.221%	nm	nm
Total	0.051%	0.050%	0.052%	0.052%	0.053%	0.053%			nm	nm	0.101%	0.106%	nm	nm

Account-based variable margin per average fee generating position (5)(6)	$3.67	$4.10	$4.21	$4.18	$3.57	$4.02			nm	nm	$7.77	$7.59	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based variable margin - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based variable margin - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based variable margin - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.
11 of 17

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,162.2	$1,228.6	$1,162.7	$1,241.3	$1,317.9	$1,244.0			$15.4	1.3%	$2,390.7	$2,561.9	$171.2	7.2%
Canada Retail Mutual Funds	179.6	147.6	146.2	192.1	220.7	168.5			20.9	14.1%	327.2	389.2	61.9	18.9%
Indexed Annuities	81.0	98.0	89.5	86.7	71.1	93.0			(5.0)	-5.1%	179.0	164.1	(14.8)	-8.3%
Variable Annuities and other	756.0	941.4	891.5	1,023.8	1,038.9	1,178.7			237.2	25.2%	1,697.4	2,217.5	520.1	30.6%
Total sales-based revenue generating product sales	2,178.8	2,415.6	2,289.9	2,543.9	2,648.6	2,684.2			268.6	11.1%	4,594.3	5,332.8	738.4	16.1%
Managed Accounts	370.9	456.1	411.9	548.7	596.7	634.1			178.0	39.0%	827.0	1,230.8	403.8	48.8%
Canada Retail Mutual Funds - no upfront sales comm	197.7	196.5	189.4	213.9	296.4	218.6			22.2	11.3%	394.2	515.0	120.8	30.6%
Segregated Funds	23.0	14.8	13.9	14.0	17.7	11.5			(3.3)	-22.2%	37.8	29.2	(8.6)	-22.7%
Total product sales	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3	$3,548.4			$465.4	15.1%	$5,853.3	$7,107.7	$1,254.4	21.4%

Total Canada Retail Mutual Funds	$377.4	$344.1	$335.6	$406.0	$517.1	$387.1			$43.0	12.5%	$721.4	$904.2	$182.7	25.3%
Segregated Funds	23.0	14.8	13.9	14.0	17.7	11.5			(3.3)	-22.2%	37.8	29.2	(8.6)	-22.7%
Total Canada product sales	400.4	358.8	349.5	420.1	534.8	398.6			39.8	11.1%	759.2	933.4	174.2	22.9%
Total U.S. product sales	2,370.0	2,724.1	2,555.6	2,900.5	3,024.6	3,149.8			425.7	15.6%	5,094.1	6,174.3	1,080.2	21.2%
Total product sales	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3	$3,548.4			$465.4	15.1%	$5,853.3	$7,107.7	$1,254.4	21.4%

Client asset values, beginning of period ($mills)	$96,735	$103,340	$105,112	$111,247	$112,081	$109,908			$6,567	6.4%	$96,735	$112,081	$15,346	15.9%
Inflows	2,770	3,083	2,905	3,321	3,559	3,548			465	15.1%	5,853	7,108	1,254	21.4%
Outflows (1)	(2,694)	(2,856)	(2,650)	(2,804)	(3,017)	(3,062)			(205)	-7.2%	(5,551)	(6,079)	(528)	-9.5%
Net flows	76	227	255	517	542	487			260	114.8%	302	1,029	726	nm
Foreign currency impact, net	(392)	(163)	203	(1,022)	(12)	900			1,063	nm	(555)	888	1,442	nm
Change in market value, net and other (2)	6,921	1,708	5,676	1,340	(2,703)	8,931			7,222	nm	8,630	6,227	(2,402)	-27.8%
Client asset values, end of period	$103,340	$105,112	$111,247	$112,081	$109,908	$120,224			$15,112	14.4%	$105,112	$120,224	$15,112	14.4%
Annualized net flows as % of beginning of period asset values	0.3%	0.9%	1.0%	1.9%	1.9%	1.8%			0.9%	nm	0.6%	1.8%	1.2%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$49,013	$50,560	$52,721	$54,630	$54,649	$54,324			$3,764	7.4%	$49,787	$54,486	$4,700	9.4%
Canada Retail Mutual Funds	12,850	13,259	13,959	14,442	14,555	15,153			1,894	14.3%	13,055	14,854	1,799	13.8%
Managed Accounts	8,806	9,376	10,216	11,010	11,537	12,167			2,791	29.8%	9,091	11,852	2,761	30.4%
Indexed Annuities	2,824	2,868	2,908	2,959	3,003	3,033			165	5.8%	2,846	3,018	172	6.0%
Variable Annuities and other	23,665	24,663	26,014	26,970	27,086	27,075			2,411	9.8%	24,164	27,080	2,916	12.1%
Segregated Funds	2,344	2,266	2,334	2,312	2,189	2,223			(44)	-1.9%	2,305	2,206	(99)	-4.3%
Total	$99,502	$102,993	$108,152	$112,323	$113,018	$113,975			$10,982	10.7%	$101,247	$113,496	$12,249	12.1%

Canada Retail Mutual Funds	$12,850	$13,259	$13,959	$14,442	$14,555	$15,153			$1,894	14.3%	$13,055	$14,854	$1,799	13.8%
Segregated Funds	2,344	2,266	2,334	2,312	2,189	2,223			(44)	-1.9%	2,305	2,206	(99)	-4.3%
Total Canada average client assets	15,194	15,526	16,293	16,754	16,743	17,376			1,851	11.9%	15,360	17,060	1,700	11.1%
Total U.S. average client assets	84,308	87,468	91,858	95,570	96,274	96,599			9,131	10.4%	85,888	96,437	10,549	12.3%
Total average client assets	$99,502	$102,993	$108,152	$112,323	$113,018	$113,975			$10,982	10.7%	$101,247	$113,496	$12,249	12.1%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,359	2,378	2,393	2,407	2,419	2,437			58	2.4%	2,369	2,428	59	2.5%
Recordkeeping only	847	857	865	874	885	893			36	4.2%	852	889	37	4.3%
Total	3,206	3,235	3,258	3,281	3,304	3,330			94	2.9%	3,221	3,317	96	3.0%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 17

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,725	$4,690	$4,826	$4,081	$4,414	$4,335			$(355)	-7.6%	$9,415	$8,750	$(666)	-7.1%
Ceded premiums	(1,205)	(1,213)	(1,118)	(1,548)	(1,187)	(1,102)			111	9.2%	(2,419)	(2,290)	129	5.3%
Net premiums	3,520	3,477	3,708	2,533	3,227	3,233			(243)	-7.0%	6,997	6,460	(537)	-7.7%
Adjusted net investment income	37,943	38,263	39,279	38,980	41,141	40,746			2,484	6.5%	76,206	81,887	5,681	7.5%
Commissions and fees:
Prepaid legal services	3,591	3,924	4,070	4,373	3,682	4,009			84	2.1%	7,516	7,691	175	2.3%
Auto and homeowners insurance	1,777	2,413	1,375	2,280	1,966	2,440			27	1.1%	4,190	4,406	215	5.1%
Mortgage loans	1,499	2,211	2,384	2,750	2,129	3,020			808	36.5%	3,711	5,148	1,438	38.7%
Other sales commissions	1,618	1,963	1,645	1,755	1,701	1,502			(461)	-23.5%	3,581	3,203	(378)	-10.6%
Adjusted other, net	704	764	1,251	838	1,057	938			174	22.7%	1,467	1,995	527	35.9%
Adjusted operating revenues	50,653	53,014	53,711	53,509	54,902	55,887			2,873	5.4%	103,668	110,790	7,122	6.9%

Benefits and expenses:
Benefits and claims	2,475	3,762	3,712	2,861	3,619	3,769			7	0.2%	6,236	7,388	1,152	18.5%
Future policy benefits remeasurement (gain)/loss	374	(49)	5,184	(163)	128	(152)			(103)	nm	325	(23)	(348)	-107.2%
Amortization of DAC	357	250	300	298	291	288			39	15.5%	606	580	(27)	-4.4%
Insurance commissions	187	271	272	(24)	199	45			(226)	-83.3%	458	244	(214)	-46.7%
Insurance expenses	1,171	1,209	1,134	1,149	1,160	1,147			(62)	-5.2%	2,380	2,307	(73)	-3.1%
Sales commissions	4,117	5,120	4,909	5,479	4,605	5,346			225	4.4%	9,237	9,951	714	7.7%
Interest expense	6,771	6,099	6,093	6,070	6,004	6,000			(99)	-1.6%	12,870	12,005	(866)	-6.7%
Adjusted other operating expenses	46,913	35,413	37,821	38,831	46,924	36,696			1,283	3.6%	82,325	83,620	1,295	1.6%
Adjusted benefits and expenses	62,363	52,074	59,425	54,501	62,930	53,139			1,065	2.0%	114,437	116,070	1,632	1.4%
Adjusted operating income before income taxes	$(11,710)	$940	$(5,713)	$(992)	$(8,028)	$2,748			$1,808	nm	$(10,770)	$(5,280)	$5,490	51.0%

13 of 17

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2025
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$621,198	$621,198	$-	16.6%	15.9%

Fixed Income:
Treasury	16,225	16,488	(263)	0.4%	0.4%	3.2%	AAA
Government	257,385	271,565	(14,180)	6.9%	7.0%	3.3%	AA-
Tax-Exempt Municipal	31,296	35,257	(3,961)	0.8%	0.9%	2.7%	AA
Corporate	1,563,886	1,623,559	(59,674)	41.8%	41.6%	4.3%	BBB+
Mortgage Backed	583,634	639,853	(56,219)	15.6%	16.4%	4.0%	AAA
Asset Backed	194,634	198,082	(3,447)	5.2%	5.1%	4.5%	A+
Cmbs	97,549	106,388	(8,839)	2.6%	2.7%	3.7%	AA-
Private	351,349	362,231	(10,882)	9.4%	9.3%	5.2%	BBB+
Redeemable Preferred	3,720	4,248	(528)	0.1%	0.1%	5.2%	BBB-
Total Fixed Income	3,099,677	3,257,670	(157,993)	82.8%	83.5%	4.3%	A

Equities and Other:
Perpetual Preferred	3,426	3,426	-	0.1%	0.1%
Common Stock	17,245	17,245	-	0.5%	0.4%
Mutual Fund	4,168	4,168	0	0.1%	0.1%
Total Equities	24,838	24,838	0	0.7%	0.6%

Total Invested Assets	$3,745,713	$3,903,707	$(157,993)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$214,380	$222,239	$(7,859)	13.7%	13.7%
Energy	204,168	211,178	(7,010)	13.1%	13.0%
Consumer Non Cyclical **	152,691	162,762	(10,071)	9.8%	10.0%
Reits	123,875	131,588	(7,713)	7.9%	8.1%
Consumer Cyclical	123,317	128,147	(4,830)	7.9%	7.9%
Electric	106,017	109,708	(3,691)	6.8%	6.8%
Technology	105,058	108,561	(3,502)	6.7%	6.7%
Capital Goods	91,388	93,427	(2,039)	5.8%	5.8%
Banking	89,737	89,027	709	5.7%	5.5%
Basic Industry	67,752	72,834	(5,081)	4.3%	4.5%
Transportation	64,660	66,380	(1,720)	4.1%	4.1%
Communications	63,591	64,624	(1,033)	4.1%	4.0%
Brokerage	61,128	63,343	(2,215)	3.9%	3.9%
Finance Companies	59,472	61,043	(1,571)	3.8%	3.8%
Natural Gas	19,906	20,315	(409)	1.3%	1.3%
Industrial Other	6,019	6,732	(713)	0.4%	0.4%
Financial Other	4,802	4,935	(133)	0.3%	0.3%
Utility Other	3,857	4,392	(534)	0.2%	0.3%
Owned No Guarantee	2,067	2,325	(258)	0.1%	0.1%
Total Corporate portfolio	$1,563,886	$1,623,559	$(59,674)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$206,663	$207,537	$(874)	6.7%	6.4%	4.1%
1-2 Yrs.	298,242	303,044	(4,802)	9.6%	9.3%	3.7%
2-5 Yrs.	743,218	755,866	(12,648)	24.0%	23.2%	4.3%
5-10 Yrs.	1,214,094	1,306,889	(92,795)	39.2%	40.1%	3.9%
> 10 Yrs.	637,459	684,334	(46,875)	20.6%	21.0%	5.1%
Total Fixed Income	$3,099,677	$3,257,670	$(157,993)	100.0%	100.0%	4.3%

Duration

Fixed Income portfolio duration	5.3	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 17

Investment Portfolio - Quality Ratings As of June 30, 2025	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$629,645	19.3%
AA	455,415	14.0%
A	775,657	23.8%
BBB	1,364,534	41.9%
Below Investment Grade	29,192	0.9%
NA	3,227	0.1%
Total Fixed Income	$3,257,670	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$2,213	0.1%	AAA	$-	—
AA	87,366	5.4%	AA	8,860	2.4%
A	436,263	26.9%	A	89,959	24.8%
BBB	1,069,638	65.9%	BBB	262,912	72.6%
Below Investment Grade	27,879	1.7%	Below Investment Grade	500	0.1%
NA	201	0.0%	NA	-	—
Total Corporate	$1,623,559	100.0%	Total Private	$362,231	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$38,729	36.4%	AAA	$510,850	79.8%
AA	12,617	11.9%	AA	128,846	20.1%
A	43,271	40.7%	A	-	—
BBB	11,771	11.1%	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	57	0.0%
NA	-	—	NA	100	0.0%
Total CMBS	$106,388	100.0%	Total Mortgage-Backed	$639,853	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$45,447	22.9%	AAA	$31,736	11.0%
AA	30,890	15.6%	AA	159,986	55.5%
A	120,988	61.1%	A	78,449	27.2%
BBB	-	—	BBB	14,955	5.2%
Below Investment Grade	756	0.4%	Below Investment Grade	-	—
NA	-	—	NA	2,926	1.0%
Total Asset-Backed	$198,082	100.0%	Total Treasury & Government	$288,053	100.0%

NAIC Designations

1	$1,550,452	55.5%
2	1,219,019	43.6%
3	21,810	0.8%
4	4,586	0.2%
5	-	—
6	-	—
U.S. Insurer Fixed Income (2)	2,795,867	100.0%
Other (3)	486,670
Cash and cash equivalents	621,198
Total Invested Assets	$3,903,735

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 17

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q2
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$29,936	$30,618	$31,990	$32,867	$33,513	$34,346			$3,729	12.2%
Fixed-maturity securities (held-to-maturity)	15,785	15,659	15,908	15,300	14,669	14,621			(1,038)	-6.6%
Equity Securities	390	323	324	327	314	315			(8)	-2.5%
Deposit asset underlying 10% reinsurance treaty	2,311	2,211	2,129	2,007	1,857	1,736			(475)	-21.5%
Deposit asset - Mark to Market	(137)	189	1,830	(846)	530	182			(7)	-3.7%
Policy loans and other invested assets	461	544	402	139	1,032	482			(62)	-11.4%
Cash & cash equivalents	6,981	6,640	6,540	5,739	6,519	5,959			(681)	-10.3%
Total investment income	55,727	56,183	59,123	55,533	58,435	57,641			1,458	2.6%
Investment expenses	2,136	2,072	2,106	2,099	2,095	2,092			20	1.0%
Interest Expense on Surplus Note	15,785	15,659	15,908	15,300	14,669	14,621			(1,038)	-6.6%
Net investment income	$37,806	$38,452	$41,109	$38,134	$41,671	$40,928			$2,476	6.4%
Fixed income book yield, end of period	3.93%	4.01%	4.09%	4.14%	4.21%	4.26%
New money yield	5.70%	5.78%	5.42%	5.32%	5.47%	5.64%

									YOY Q2
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	18.9%	18.3%	19.4%	19.5%	19.0%	19.3%			1.0%
AA	14.8%	14.1%	13.2%	13.1%	13.6%	14.0%			-0.1%
A	24.1%	24.3%	24.2%	24.4%	24.5%	23.8%			-0.4%
BBB	40.5%	41.9%	41.8%	41.7%	41.7%	41.9%			0.0%
Below Investment Grade	1.6%	1.5%	1.2%	1.2%	1.1%	0.9%			-0.6%
NA	0.0%	0.0%	0.1%	0.1%	0.1%	0.1%			0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%			—

Average rating by amortized cost	A	A	A	A	A	A

		As of June 30, 2025				As of June 30, 2025			As of June 30, 2025
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$16,645	$17,080	AAA	Canada	$89,205	$94,261	AAA	$—	$—
2	Province of Ontario Canada	15,835	15,972	A+	United Kingdom	32,742	32,238	AA	—	—
3	Province of Alberta Canada	15,106	15,668	AA-	Australia	28,675	29,366	A	11,419	12,446
4	ONEOK Inc	15,019	15,439	BBB	Cayman Islands (The)	15,939	15,416	BBB	14,257	14,505
5	Province of Quebec Canada	14,308	14,482	AA-	Mexico	10,382	11,125	Below Investment Grade	—	—
6	Ontario Teachers' Pension Plan	13,708	14,319	AA+	Bermuda	9,486	9,374	NA	—	—
7	Realty Income Corp	13,555	13,991	A-	Ireland	9,442	9,095	Total	$25,676	$26,951
8	Manulife Financial Corp	13,095	13,476	A	Luxembourg	7,668	7,361
9	Province of New Brunswick Canada	13,051	13,463	A+	France	7,586	7,737
10	Berkshire Hathaway Inc	12,710	12,527	AA	Italy	6,232	5,884	Non-Government Investments (1)
11	Intact Financial Corp	11,776	11,432	A+	Germany	5,122	5,032
12	Province of Manitoba Canada	11,399	11,910	A+	Spain	4,900	4,895	AAA	$—	$—
13	TC Energy Corp	10,527	11,387	BBB+	Netherlands (The)	4,423	4,583	AA	4,878	4,944
14	Government of Newfoundland and Labrador	10,454	10,955	A	Japan	3,746	3,700	A	62,618	62,973
15	Alimentation Couche-Tard Inc	10,417	10,756	BBB+	Switzerland	3,384	3,704	BBB	169,325	173,139
16	Province of Nova Scotia Canada	10,247	10,710	AA-	Emerging Markets (2)	14,001	14,512	Below Investment Grade	929	1,004
17	Province of Saskatchewan Canada	9,997	10,049	AA	All Other	10,493	10,730	NA	—	—
18	Morgan Stanley	9,961	9,899	BBB+	Total	$263,426	$269,010	Total	$237,749	$242,059
19	ConocoPhillips	9,356	10,723	A-
20	Oglethorpe Power Corp	9,330	10,386	BBB+
21	Sempra	9,255	10,321	BBB+
22	Tokyo Century Corp	8,830	8,980	BBB
23	Broadcom Inc	8,583	8,672	BBB+
24	NextEra Energy Inc	8,565	8,563	A-
25	Province of British Columbia Canada	8,545	8,653	A+
	Total	$290,274	$299,815

	% of total fixed income portfolio	7.7%	7.7%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2020	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Recruits	400,345	349,374	359,735	361,925	445,425	110,710	96,563	142,655	95,497	100,867	80,924

Life-insurance licensed sales force, beginning of period	130,522	134,907	129,515	135,208	141,572	141,572	142,855	145,789	148,890	151,611	152,167
New life-licensed representatives	48,106	39,622	45,147	49,096	56,320	12,949	14,402	14,349	14,620	12,339	12,903
Non-renewal and terminated representatives	(43,721)	(45,014)	(39,454)	(42,732)	(46,281)	(11,666)	(11,468)	(11,248)	(11,899)	(11,783)	(12,478)
Life-insurance licensed sales force, end of period	134,907	129,515	135,208	141,572	151,611	142,855	145,789	148,890	151,611	152,167	152,592

Issued term life policies	352,868	323,855	291,918	358,860	370,396	86,587	100,768	93,377	89,664	86,415	89,850

Issued term life face amount	$109,436	$108,521	$103,822	$119,102	$122,233	$28,725	$33,155	$30,793	$29,560	$28,455	$30,292

Term life face amount in-force, beginning of period	$808,262	$858,818	$903,404	$916,808	$944,609	$944,609	$947,101	$950,880	$957,811	$953,583	$956,981
Issued term life face amount	109,436	108,521	103,822	119,102	122,233	28,725	33,155	30,793	29,560	28,455	30,292
Terminated term life face amount	(60,848)	(64,798)	(82,894)	(94,230)	(103,872)	(23,323)	(28,241)	(25,264)	(27,045)	(24,979)	(24,795)
Foreign currency impact, net	1,968	862	(7,524)	2,929	(9,387)	(2,911)	(1,134)	1,402	(6,744)	(77)	5,834
Term life face amount in force, end of period	$858,818	$903,404	$916,808	$944,609	$953,583	$947,101	$950,880	$957,811	$953,583	$956,981	$968,312

Estimated annualized issued term life premium
Premium from new policies	$303.6	$297.2	$271.9	$302.4	$318.0	$73.1	$86.7	$80.2	$78.1	$74.4	$78.5
Additions and increases in premium	68.9	77.0	76.7	74.3	74.7	18.1	19.9	18.8	17.9	18.5	20.2
Total estimated annualized issued term life premium	$372.5	$374.2	$348.5	$376.6	$392.7	$91.2	$106.5	$99.0	$96.0	$93.0	$98.7

Investment & Savings product sales	$7,842.5	$11,703.2	$10,009.0	$9,211.7	$12,078.9	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3	$3,548.4

Investment & Savings average client asset values	$69,709	$89,993	$87,193	$89,474	$105,742	$99,502	$102,993	$108,152	$112,323	$113,018	$113,975

Closed U.S. Mortgage Volume (brokered)	$442.5	$1,229.2	$567.2	$293.4	$397.4	$71.4	$99.6	$105.4	$121.0	$93.5	$132.8

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